                                                              Exhibit (a)(1)(ii)

                             LETTER OF TRANSMITTAL

                                   TO TENDER

             5.00% CONVERTIBLE SUBORDINATED NOTES DUE MARCH 1, 2007

                                       OF

                        MILLENNIUM PHARMACEUTICALS, INC.

                                PURSUANT TO THE
                   NOTICE OF PUT RIGHT AND OFFER TO PURCHASE
                              DATED MARCH 31, 2003

                    CUSIP NUMBERS: 217753 AC 6, 217753 AD 4+

   THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 9:00 A.M., EASTERN TIME, ON
    TUESDAY, APRIL 29, 2003, AND MAY NOT BE EXTENDED, EXCEPT AS REQUIRED BY
                                APPLICABLE LAW.

                      THE PAYING AGENT FOR THIS OFFER IS:

                                U.S. BANK, N.A.

     BY REGISTERED OR CERTIFIED MAIL,                   BY FACSIMILE:                        FOR INFORMATION CALL:
           OVERNIGHT COURIER OR
              HAND DELIVERY:                           (651) 244-0711                            Frank Leslie
                                                   Attention: Frank Leslie                      (651) 244-8677
            180 East 5th Street                     CONFIRM BY TELEPHONE:
            St. Paul, MN 55101
          Attention: Frank Leslie                      (651) 244-8677

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSIONS OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF
    TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR AND COMPLETE THE
                     SUBSTITUTE FORM W-9 SET FORTH HEREIN.

------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF NOTES TENDERED
------------------------------------------------------------------------------------------------------------
    NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                         NOTES TENDERED
     (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)          (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY).
                 APPEAR(S) ON NOTE(S))                                    SEE INSTRUCTION 3.
------------------------------------------------------------------------------------------------------------
                                                           SECURITY   TOTAL PRINCIPAL    PRINCIPAL AMOUNT OF
                                                          NUMBER(S)*  AMOUNT OF NOTES*    NOTES TENDERED**
------------------------------------------------------------------------------------------------------------
                                                                       $                   $
------------------------------------------------------------------------------------------------------------
                                                                       $                   $
------------------------------------------------------------------------------------------------------------
                                                                       $                   $
------------------------------------------------------------------------------------------------------------
                                                          Total ......................     $
------------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the entire aggregate principal amount represented by the Notes described above will be deemed to have been tendered. See Instruction 2.
------------------------------------------------------------------------------------------------------------

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

----------------

+ The CUSIP numbers referenced above have been assigned by Standard & Poor's
  Corporation and are included solely for the convenience of holders of the Notes. Millennium, the Paying Agent and the Trustee shall not be responsible for the selection or use of these CUSIP numbers, and no representation is made as to their correctness on the Notes or as indicated in any notice of put right, offer to purchase or letter of transmittal.

     This Letter of Transmittal is to be completed by holders of 5.00% Convertible Subordinated Notes due March 1, 2007 (the "Notes") of Millennium Pharmaceuticals, Inc., a Delaware corporation ("Millennium"), to tender Notes as described in the Notice of Put Right and Offer to Purchase dated March 31, 2003 (as the same may be amended or supplemented from time to time, the "Offer to Purchase"). This Letter of Transmittal serves as the "Put Right Notice" for purposes of Section 2.2(2) of the Third Supplemental Indenture to the Indenture (as defined in the Offer to Purchase).

     This Letter of Transmittal is to be completed either if certificates evidencing Notes are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Notes is to be made by book-entry transfer into the account of U.S. Bank, N.A. (the "Paying Agent") at The Depository Trust Company ("DTC") pursuant to the procedures for book-entry transfer described in the Offer to Purchase. Holders who tender their Notes by book-entry transfer are referred to herein as "book-entry holders."

[ ]  CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE PAYING AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:
    ----------------------------------------------------------------------------

     DTC Account Number:
    ----------------------------------------------------------------------------

     DTC Transaction Code Number:
    ----------------------------------------------------------------------------

                NOTE: SIGNATURES MUST BE PROVIDED ON PAGES 8 AND 9. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     By execution hereof, the undersigned hereby acknowledges receipt of the Offer to Purchase and this Letter of Transmittal and Instructions hereto (as the same may be amended or supplemented from time to time, this "Letter of Transmittal"), relating to Millennium's offer to purchase any and all of its outstanding Notes, upon the terms and subject to the conditions set forth in the Offer to Purchase. The Offer to Purchase and the Letter of Transmittal collectively constitute the "Offer."

     Upon the terms and subject to the conditions of the Offer as set forth in the Offer to Purchase and this Letter of Transmittal, the undersigned hereby tenders to Millennium the principal amount of Notes indicated above.

     Subject to, and effective upon, the acceptance for purchase of and payment of the Repurchase Price (as defined in the Offer to Purchase) for Notes tendered hereby, the undersigned hereby (1) irrevocably sells, assigns and transfers to, or upon the order of, Millennium, all right, title and interest in and to all Notes tendered hereby and (2) irrevocably constitutes and appoints the Paying Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Notes, or transfer ownership of such Notes, together with all accompanying evidences of transfer and authenticity, to or upon the order of Millennium, upon receipt by the Paying Agent, as the undersigned's agent, of the Repurchase Price, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms of the Offer as described in the Offer.

     The undersigned hereby represents and warrants that (1) the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and (2) when such Notes are accepted for payment by Millennium, Millennium will acquire good, marketable and unencumbered title to the Notes, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim or right. The undersigned, upon request, shall execute and deliver any additional documents deemed by the Paying Agent or Millennium to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

     No authority herein conferred or agreed to be conferred shall be affected by, and all authority herein conferred or agreed to be conferred shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

     Notes tendered pursuant to the Offer may be withdrawn at any time prior to 9:00 a.m., Eastern time, on April 29, 2003 (such time and date, or the latest extension thereof, if extended as required by applicable law, the "Expiration Date"), and, unless theretofore accepted for payment by Millennium pursuant to the Offer, may also be withdrawn at any time after May 23, 2003. See Instruction 4.

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. Millennium's acceptance of such Notes for payment will constitute a binding agreement between the undersigned and Millennium upon the terms and subject to the conditions set forth in the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," the Paying Agent will issue the check for the Repurchase Price with respect to Notes accepted for payment and issue or return any certificate(s) for Notes not tendered or not purchased in the name(s) of the registered holder(s) appearing under "Description of Notes Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the Paying Agent will mail the check for the Repurchase Price with respect to Notes accepted for payment and return any certificate(s) for Notes not tendered or not purchased (and accompanying documents, as appropriate) to the address of the registered holder(s) appearing under "Description of Notes Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" boxes are completed, the Paying Agent will issue the check for the Repurchase Price with respect to Notes accepted for payment and return any certificate(s) for Notes not tendered or not purchased in the name(s) of, and deliver such check and return such certificate(s) to, the person(s) so indicated. Any Notes tendered herewith by book-entry transfer that are not purchased will be returned by crediting the DTC account designated above. The undersigned recognizes that Millennium has no obligation pursuant to the "Special Payment Instructions" to transfer any Notes from the name(s) of the registered holder(s) thereof if Millennium does not accept for payment any of the Notes tendered hereby.

                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5, 6, 7 AND 8)

     To be completed ONLY if certificate(s) representing Notes not tendered or not purchased or the check for the Repurchase Price are to be issued in the name of someone other than the undersigned.

Issue:  [ ] check  [ ] certificates to:
Name:
----------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

             ------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                 (SEE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)

                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 5, 6, 7 AND 8)

     To be completed ONLY if certificate(s) representing Notes not tendered or not purchased or the check for the Repurchase Price are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

Mail:  [ ] check  [ ] certificates to:

Name:
----------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------

------------------------------------------------------
                               (INCLUDE ZIP CODE)

------------------------------------------------------
                  (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)
                 (SEE SUBSTITUTE FORM W-9 ON THE REVERSE SIDE)

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if: (1) this Letter of Transmittal is signed by the registered holder(s) of Notes (which term, for purposes of this document, shall include any DTC participant whose name appears on a security position listing as the owner of Note(s)) tendered herewith, unless such holder(s) has (have) completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions," or (2) such Notes are tendered for the account of a firm which is a commercial bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchanges' Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program (each of the foregoing, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

     2. Delivery of Letter of Transmittal and Notes; Partial Tenders (Not Applicable to Book-Entry Holders). This Letter of Transmittal is to be completed by holders if Notes are to be forwarded herewith, or, unless an Agent's Message is utilized, if delivery of Notes is to be made by book-entry transfer pursuant to the procedures set forth in the Offer to Purchase. In order for Notes to be validly tendered pursuant to the Offer, this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry delivery of Notes, and any other documents required by this Letter of Transmittal, must be received by the Paying Agent at its address set forth on the front cover hereof prior to the Expiration Date and either (1) certificates evidencing tendered Notes must be received by the Paying Agent at such address prior to the Expiration Date or (2) such Notes must be tendered by book-entry transfer and a timely confirmation of such book-entry transfer must be received by the Paying Agent, in each case prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE SOLE OPTION AND RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE PAYING AGENT. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     HOLDERS OF NOTES SHOULD BE AWARE THAT NO GUARANTEED DELIVERY PROCESS IS AVAILABLE TO TENDER NOTES.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of its Notes for payment.

     If a holder wishes to tender less than the entire principal amount evidenced by any Note submitted, such holder must fill in the principal amount that is to be tendered in the column entitled "Principal Amount of Notes Tendered," but only in an amount of $1,000 or any greater integral multiple of $1,000. In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such holder's old certificates will be sent to such holder, unless otherwise provided in the appropriate box on this Letter of Transmittal. The entire amount that is represented by Notes delivered to the Paying Agent will be deemed to have been tendered, unless otherwise indicated.

     If Notes are forwarded to the Paying Agent in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     3. Inadequate Space. If the space provided herein is inadequate, the security numbers, the principal amount of Notes and any other required information should be listed on a separate signed schedule attached hereto and referenced in the box entitled "Description of Notes Tendered."

     4. Withdrawal of Tenders. Tenders of Notes may be withdrawn at any time on or prior to the Expiration Date, and, unless already accepted for payment pursuant to the Offer, may also be withdrawn at any time after May 23, 2003.

     For a withdrawal of a tender of Notes to be effective, a telegram, facsimile transmission or letter must be received by the Paying Agent on or prior to the Expiration Date at its address set forth on the front cover hereof. Any such notice of withdrawal must (1) specify the name of the holder who tendered the Notes to be withdrawn, (2) contain a description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes, (3) include a statement that such holder is withdrawing his election to have such principal amount of such Notes purchased and (4) specify the principal amount, if any, of such Notes (which shall be $1,000 or any greater integral multiple of $1,000 thereof) that remains subject to the Offer and that has been or will be delivered for purchase by Millennium. If the Notes to be withdrawn have been delivered or otherwise identified to the Paying Agent, a signed notice of withdrawal is effective immediately upon receipt by the Paying Agent even if physical release is not yet effected. Any Notes properly withdrawn will be deemed to be not validly tendered for purposes of the Offer.

     5. Signatures on Letter of Transmittal, Bond Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Notes without alteration, enlargement or any change whatsoever.

     If any of the Notes tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

     If any of the tendered Notes are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Notes.

     If this Letter of Transmittal or any Note or bond power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to Millennium of such person's capacity and authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of Notes listed and tendered hereby, no endorsements of Notes or separate bond powers are required, unless payment is to be made to, or Notes not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Notes tendered hereby must be endorsed or accompanied by appropriate bond powers signed exactly as the name(s) of the registered holder(s) appear(s) on such Notes. Signatures on such Notes or bond powers must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, Millennium will pay all transfer taxes, if any, applicable to its purchase of Notes pursuant to the Offer. If, however, Notes for principal amounts not purchased are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Notes, or if tendered Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the purchase of Notes by Millennium pursuant to the Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other person) will be payable by the person tendering such Note. If satisfactory evidence of payment of such tax or exemption therefrom is not submitted, then the amount of such transfer tax will be deducted from the Repurchase Price otherwise payable to such tendering person.

     7. Special Payment and Delivery Instructions. If a check for the Repurchase Price with respect to Notes accepted for payment is to be issued in the name of, or certificate(s) evidencing Notes not tendered or not purchased are to be issued or returned to, a person other than the signer of this Letter of Transmittal or if a check or such Notes are to be returned to a person other than the signer of this Letter of Transmittal or to an address of the signer other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed.

     8. Tax Identification Number. Federal income tax law generally requires that a holder whose tendered Notes are purchased pursuant to the Offer is required to provide the Paying Agent with such holder's correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Paying Agent is not provided with the TIN or an adequate basis for an exemption, such tendering holder may be subject to a penalty of at least $50 imposed by the Internal Revenue Service. In addition, the holder may be subject to backup withholding on all reportable payments made pursuant to the Offer. The backup withholding rate is currently 30%.

     Certain holders are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the holder is a U.S. person (including a U.S. resident alien), that the TIN provided is correct (or that such holder is awaiting a TIN) and that (1) the holder is exempt from backup withholding, (2) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Paying Agent a completed Form W-8BEN, Certificate of Foreign Status. These forms may be obtained from the Paying Agent. If the Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9, write "applied for" in lieu of its TIN and complete the Certificate of Awaiting Taxpayer Identification Number. Note: checking this box or writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 or writes "applied for" on that form, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Paying Agent within 60 days, however, any amounts so withheld shall be refunded to such holder. If, however, the holder has not provided the Paying Agent with its TIN within such 60-day period, the Paying Agent will remit such previously retained amounts to the IRS as backup withholding.

     Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     9. Conflicts. In the event of any conflicts between the terms of the Offer to Purchase and the terms of this Letter of Transmittal, the terms of the Offer to Purchase will control.

     10. Waiver of Conditions. Millennium reserves the absolute right, subject to the Indenture, dated as of February 24, 2000, as amended, between Millennium (as successor to COR Therapeutics, Inc.) and U.S. Bank, N.A. (as successor to Firstar Bank, N.A.), as Trustee, and applicable law, to amend in any respect or waive any of the specified conditions in the Offer.

     11. Mutilated, Lost, Stolen or Destroyed Notes. If a holder desires to tender Notes pursuant to the Offer, but any such Note has been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Trustee concerning the procedures for obtaining a replacement Note. Inquiries should be directed to the Trustee at: U.S. Bank, N.A., 180 East 5th Street, St. Paul, Minnesota 55101; Attention: Frank Leslie, telephone (651) 244-8677.

     12. Questions and Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Paying Agent at its address or telephone number set forth on the front cover hereof. Additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be obtained from the Paying Agent or from brokers, dealers, commercial banks or trust companies at Millennium's expense.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR, IF APPROPRIATE, AN AGENT'S MESSAGE, TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE PAYING AGENT NOT LATER THAN THE EXPIRATION DATE.

                         PAYER'S NAME: U.S. BANK, N.A.
--------------------------------------------------------------------------------


    SUBSTITUTE
    FORM W-9
    (TO BE COMPLETED BY
    ALL HOLDERS OF NOTES)
    (SEE INSTRUCTION 8 AND ATTACHED
    GUIDELINES TO FORM W-9)
                                             PART I -- Please provide the         Social Security Number OR
                                             Taxpayer Identification Number       Employee Identification Number:
                                             (TIN) of the person submitting this
                                             Letter of Transmittal in the box at
                                             right and certify by signing and     ------------------------------
                                             dating below. The Taxpayer
                                             Identification Number for an
                                             individual is generally his or her
                                             social security number (SSN). For
                                             sole proprietors or if your account
                                             is in more than one name, see the
                                             Instructions in the enclosed
                                             Guidelines. For other entities, it
                                             is your Employer Identification
                                             Number (EIN). If you do not have a
                                             number, see how to get a TIN in the
                                             enclosed Guidelines.
------------------------------------------------------------------------------------------------------------------------
 PART II -- TIN Applied For. Check box at right if you are awaiting a Taxpayer Identification Number.    [ ]
------------------------------------------------------------------------------------------------------------------------
 PART III -- Exempt Payee. Check box at right if you are an exempt payee.    [ ]
------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, the undersigned hereby certifies the following:

 (1) The Taxpayer Identification Number shown in Part I above is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

 (2) I am not subject to backup withholding because (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

 (3) I am a U.S. person (including a U.S. resident alien).
    NOTE: You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because you failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------

 Signature of U.S. person:                                                        Date:  -----------------------------
 -----------------------------------------------------
 Name:
 -----------------------------------------------------
 Address:
 -----------------------------------------------------

 -----------------------------------------------------
                (INCLUDE ZIP CODE)
------------------------------------------------------------------------------------------------------------------------

     NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT A 30% RATE) OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES TO FORM W-9 FOR ADDITIONAL DETAILS.

        PLEASE COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART II ON SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage (currently 30%) of all reportable payments made to me will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature                                                    Date
          --------------------------------------------------      -------------

                                   IMPORTANT

              SIGN HERE AND COMPLETE SUBSTITUTE FORM W-9 ON PAGE 8

X
--------------------------------------------------------------------------------
X
--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)
Dated: ------------------------------, 2003

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Notes or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (Full Title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:
--------------------------------------------------------------------------------
Tax Identification or Social Security No.:
---------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)
Authorized Signature:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title:
--------------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:
--------------------------------------------------------------------------------
Dated:
------------------------------------, 2003